EXHIBIT 24


                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Valmont Industries, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Mogens C. Bay his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of shares of common stock of this corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 21st day of December, 1994.


                                   /s/ Robert B. Daugherty
                                   _______________________________
                                   Robert B. Daugherty, Director





                                  POWER OF ATTORNEY

               KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned
          Director of Valmont Industries, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Mogens C. Bay his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of shares of common stock of this corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 21st day of December, 1994.


                                   /s/ Charles M. Harper
                                   _______________________________
                                   Charles M. Harper, Director




                                  POWER OF ATTORNEY

               KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned
          Director of Valmont Industries, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Mogens C. Bay his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of shares of common stock of this corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 21st day of December, 1994.


                                        /s/ Allen F. Jacobson
                                        _______________________________
                                        Allen F. Jacobson, Director





                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Valmont Industries, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Mogens C. Bay his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of shares of common stock of this corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 21st day of December, 1994.


                                        /s/ Lloyd P. Johnson
                                        _______________________________
                                        Lloyd P. Johnson, Director




                                  POWER OF ATTORNEY

               KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned
          Director of Valmont Industries, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Mogens C. Bay his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of shares of common stock of this corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 21st day of December, 1994.


                                        /s/ John E. Jones
                                        ___________________________
                                        John E. Jones, Director




                                  POWER OF ATTORNEY

               KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned
          Director of Valmont Industries, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Mogens C. Bay his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of shares of common stock of this corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 21st day of December, 1994.


                                        /s/ Thomas F. Madison
                                        _______________________________
                                        Thomas F. Madison, Director





                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Valmont Industries, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Mogens C. Bay his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of shares of common stock of this corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 21st day of December, 1994.

                                        /s/ Walter Scott, Jr.
                                        _______________________________
                                        Walter Scott, Jr., Director



                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Valmont Industries, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Mogens C. Bay his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of shares of common stock of this corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 21st day of December, 1994.


                                   /s/ Robert G. Wallace
                                   _______________________________
                                   Robert G. Wallace, Director